Credit Suisse First Boston
ABSC 2005 - HE1
All records
6,683 records
Balance: 1,262,994,304

Selection Criteria: All records
Table of Contents

1.

Balance

2.

State

3.

Loans with Balances Greater than $600K

1. Balance

Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,891.27	0.20%	637	99.47%	10.749%	99.02%
25,001 - 50,000	549	21,167,296.71	1.68	645	95.37	10.117	94.93
50,001 - 75,000	751	47,031,675.12	3.72	634	89.99	9.199	94.69
75,001 - 100,000	666	58,430,539.39	4.63	624	86.52	8.440	94.62
100,001 - 150,000	1,151	142,777,253.60	11.30	619	81.78	7.501	93.99
150,001 - 200,000	945	164,954,015.30	13.06	616	79.84	7.077	96.37
200,001 - 250,000	725	163,455,391.03	12.94	626	78.36	6.769	93.41
250,001 - 300,000	553	151,905,354.35	12.03	632	81.06	6.780	93.69
300,001 - 350,000	383	124,190,594.07	9.83	636	80.80	6.534	96.41
350,001 - 400,000	298	111,869,738.35	8.86	629	81.65	6.681	95.16
400,001 - 450,000	189	80,524,040.55	6.38	637	81.21	6.450	95.82
450,001 - 500,000	126	60,474,272.61	4.79	649	82.41	6.560	95.27
500,001 - 550,000	75	39,461,768.44	3.12	645	82.31	6.487	95.96
550,001 - 600,000	73	41,839,105.16	3.31	650	80.04	6.554	93.23
600,001 - 650,000	25	15,679,764.79	1.24	637	78.94	6.467	95.85
650,001 - 700,000	22	14,932,500.00	1.18	636	78.74	6.383	100.00
700,001 - 750,000	14	10,230,513.88	0.81	659	77.74	6.141	100.00
750,001 - 800,000	9	7,052,589.25	0.56	639	76.25	6.451	100.00
800,001 - 850,000	2	1,627,000.00	0.13	678	74.22	6.373	100.00
850,001 - 900,000	1	880,000.00	0.07	620	80.00	6.700	100.00
950,001 - 1,000,000	2	1,990,000.00	0.16	603	72.37	7.062	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

2. State

State	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AK	8	$1,108,047.00	0.09%	653	81.30%	7.864%	59.43%
AL	16	1,596,115.00	0.13	622	85.04	8.129	100.00
AR	11	1,180,979.69	0.09	609	86.64	8.020	100.00
AZ	191	25,577,493.80	2.03	626	84.52	7.253	89.15
CA	2,482	600,165,227.75	47.52	639	79.92	6.743	95.94
CO	90	13,046,599.82	1.03	628	84.69	7.128	98.58
CT	99	17,016,394.13	1.35	619	82.47	7.377	96.56
DC	20	4,058,559.07	0.32	604	80.69	6.878	84.88
DE	8	1,266,183.51	0.10	609	84.90	7.250	100.00
FL	421	59,129,953.53	4.68	619	82.58	7.441	92.86
GA	107	13,965,320.99	1.11	604	83.66	7.674	91.26
HI	32	8,534,128.38	0.68	650	76.03	6.643	83.26
IA	15	1,182,835.62	0.09	561	83.61	8.564	100.00
ID	26	2,569,188.63	0.20	618	84.31	7.409	100.00
IL	289	49,068,602.64	3.89	623	84.31	7.334	94.54
IN	44	4,037,583.46	0.32	601	83.81	7.721	96.56
KS	27	2,752,285.00	0.22	602	85.36	8.001	100.00
KY	17	1,557,865.03	0.12	592	83.04	7.351	100.00
LA	60	5,601,447.04	0.44	600	86.27	7.728	96.01
MA	135	30,278,678.68	2.40	632	81.76	7.123	91.82
MD	172	29,491,963.34	2.34	620	82.64	7.141	97.22
ME	14	2,237,600.00	0.18	600	81.92	7.171	86.09
MI	128	15,260,903.30	1.21	610	85.23	7.631	95.90
MN	39	7,272,126.20	0.58	621	84.23	7.010	85.97
MO	70	7,899,799.84	0.63	601	82.50	7.423	97.84
MS	29	2,610,772.12	0.21	609	85.28	8.144	88.38
MT	15	1,948,975.00	0.15	626	84.83	7.697	94.59
NC	59	6,826,467.88	0.54	603	83.87	7.702	94.45
ND	4	466,020.00	0.04	632	83.52	7.929	100.00
NE	10	1,087,371.99	0.09	605	89.07	7.631	95.37
NH	31	5,449,615.60	0.43	618	82.78	7.215	87.85
NJ	275	57,347,144.46	4.54	622	81.74	7.210	94.22
NM	29	3,636,183.65	0.29	599	84.19	7.571	96.30
NV	140	27,622,017.75	2.19	628	80.64	7.072	91.27
NY	335	84,315,925.86	6.68	637	81.57	7.012	95.15
OH	78	9,165,412.74	0.73	615	87.48	7.719	96.40
OK	25	2,237,375.00	0.18	613	87.99	7.735	100.00
OR	59	7,777,295.64	0.62	633	82.14	7.127	95.22
PA	115	14,680,923.98	1.16	606	84.93	7.546	98.55
RI	45	7,480,316.27	0.59	619	82.94	7.199	94.65
SC	46	5,211,791.03	0.41	598	85.56	7.906	89.15
SD	4	493,944.00	0.04	565	85.92	7.653	100.00
TN	82	8,231,208.13	0.65	614	86.46	7.412	97.10
TX	352	40,260,694.68	3.19	621	81.66	7.509	93.52
UT	20	2,695,164.86	0.21	625	84.25	6.835	95.10
VA	177	32,345,008.03	2.56	632	82.09	7.237	96.18
VT	3	496,000.00	0.04	602	85.12	7.563	100.00
WA	158	26,174,280.17	2.07	620	84.58	7.140	96.92
WI	60	7,536,399.34	0.60	600	83.74	7.784	97.29
WV	8	698,364.74	0.06	628	80.88	7.787	100.00
WY	3	343,749.50	0.03	639	87.78	7.743	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	95.02%

3. Loans with Balances Greater than $600K

Loans with Balances Greater than $600K	# of Loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi %	Full Doc %
600,001 - 650,000	25	6.467	637	78.94	95.85	56.35	27.80
650,001 - 700,000	22	6.383	636	78.74	100.00	22.80	31.88
700,001 - 750,000	14	6.141	659	77.74	100.00	49.58	42.77
750,001 - 800,000	9	6.451	639	76.25	100.00	55.23	55.66
800,001 - 850,000	2	6.373	678	74.22	100.00	100.00	100.00
850,001 - 900,000	1	6.700	620	80.00	100.00	100.00	100.00
950,001 - 1,000,000	2	7.062	603	72.37	100.00	49.75	0.00
Total:	75	6.401	641	77.91	98.76	47.15	38.04

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Dec 17, 2004 18:01

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